Exhibit 32(ii)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                         PURSUANT TO U.S.C. SECTION 1350

In connection with the Form 10-K of National Bankshares, Inc. for the year ended December 31, 2003, I, J. Robert Buchanan, Treasurer of National Bankshares, Inc., hereby certify pursuant to 18 U. S. C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

      (1) such Form 10-K for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securties Act of 1934; and

      (2) the information contained in such Form 10-K for the year ended December 31, 2003, fairly presents in all material respects, the financial condition and results of operations of National Bankshares, Inc.




 /s/ J. ROBERT BUCHANAN
-----------------------------
J. Robert Buchanan
Treasurer
(Principal Financial Officer)

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